CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. 1350


In connection with the accompanying Quarterly Report on Form 10-QSB of Surety Holdings Corp. and Subsidiaries for the quarter ended March 31, 2003, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     (1) such Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of Surety Holdings Corp. and Subsidiaries.

May 15, 2003

                                        By: /s/ Yoshihiro Kamon
                                        ------------------------
                                        Yoshihiro Kamon
                                        President and Director of Surety

A signed original of this written statement required by Section 906 has been provided to Surety Holdings Corp. and will be retained by Surety Holdings Corp. and furnished to the Securities and Exchange Commission or its staff upon request.


In connection with the accompanying Quarterly Report on Form 10-QSB of Surety Holdings Corp. and Subsidiaries for the quarter ended March 31, 2003, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     (3) such Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (4) the information contained in such Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of Surety Holdings Corp. and Subsidiaries.


May 15, 2003
                                        By: /s/ Howard R. Knapp
                                        -------------------------
                                        Howard R. Knapp
                                        Chief Financial Officer of Surety

A signed original of this written statement required by Section 906 has been provided to Surety Holdings Corp. and will be retained by Surety Holdings Corp. and furnished to the Securities and Exchange Commission or its staff upon request.